SUPPLEMENT DATED FEBRUARY 1, 2022

TO THE PROSPECTUS

DATED AUGUST 31, 2021

AS AMENDED ON JANUARY 5, 2022

OF

MORNINGSTAR FUNDS TRUST

(THE “TRUST”)

Morningstar Global Income Fund

(the “Fund”)

This supplement provides additional information to the Fund’s Prospectus dated August 31, 2021, as amended on January 5, 2022, and should be read in conjunction with such Prospectus.

Addition of Western Asset Management Company, LLC as Subadviser to the Fund

I.

To reflect the addition of Western Asset Management Company, LLC as a subadviser to the Morningstar Global Income Fund, the following revisions and/or additions are being made to the Prospectus for the Fund:

1.	The first paragraph under the heading “Fund Management of the Funds—Subadvisers and Portfolio Managers” of the Summary Section of the Prospectus is hereby replaced with the following:

Morningstar currently plans to allocate assets among the following subadvisers and may adjust these allocations at any time. The portfolio managers listed below are responsible for the day-to-day management of each subadviser’s allocated portion of the Fund’s portfolio:

2.

In the table following the “Subadviser and Portfolio Managers” heading in the Summary Section of the Prospectus, the following information is added, following the information listed for the Fund’s other subadviser:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
Western Asset Management Company, LLC

Michael C. Buchanan, CFA	Lead Portfolio Manager/Deputy Chief Investment Officer	February 2022

Gordon S. Brown	Co-Portfolio Manager/Co-Head of Global Portfolios	February 2022

S. Kenneth Leech	Co-Portfolio Manager/Chief Investment Officer	February 2022

Annabel Rudebeck	Co-Portfolio Manager	February 2022

3.

Under the heading for the Morningstar Global Income Fund in the “Management of the Funds—Subadvisers and Portfolio Managers” section of the Prospectus, the following information is hereby added to the table of subadvisers and subsequent list of subadviser descriptions, in each case following the disclosure relating to the Morningstar Global Income Fund’s existing subadviser:

Subadviser	Investment Mandate
Western Asset Management Company, LLC	Multi-Asset Credit

1

Western Asset Management Company, LLC (Western), 385 East Colorado Boulevard, Pasadena, CA 91101, serves as a subadviser to the Fund under a subadvisory agreement (the Western Subadvisory Agreement) with Morningstar on behalf of the Fund. Western is registered as an investment adviser with the SEC and was founded in 1971. Western operates as a group of coordinated sister companies located in various jurisdictions, and the Firm is headquartered in Pasadena, California. Western is a wholly-owned subsidiary of Legg Mason, Inc. On July 31, 2020, Franklin Resources, Inc. (Franklin Resources) acquired Legg Mason, Inc. in an all-cash transaction. As a result of the transaction, Western is now an indirect, wholly-owned subsidiary of Franklin Resources, a publicly traded company. As of March 31, 2021, Western had approximately $476.3 billion in assets under management. The following portfolio managers are primarily responsible for the day-to-day management of Western’s allocated portion of the Fund’s portfolio:

Michael C. Buchanan, CFA– Michael C. Buchanan is the deputy chief investment officer of Western. He joined the firm in 2005. Buchanan serves as a member of Western’s U.S. Broad Strategy Committee, Global Investment Strategy Committee, Market & Credit Risk Committee and Global Credit Committee. Buchanan is a graduate of Brown University and previously was a managing director at Credit Suisse Asset Management and portfolio manager at Janus Capital Management. Buchanan has served as a portfolio manager for the Fund since February 2022.

Gordon S. Brown— Gordon S. Brown is the co-head of global portfolios of Western. Before he joined the firm in 2011, Brown was a senior investment manager of emerging market rates and currencies at Baillie Gifford & Co. He is a member of Western’s Global Investment Strategy Committee. Gordon holds an MA from the University of Aberdeen, an MS from the University of Strathclyde and an MS from the University of Stirling. Brown has served as a portfolio manager for the Fund since February 2022.

S. Kenneth Leech— Ken Leech is the chief investment officer of Western. He joined the firm in 1990. Leech leads the Global Portfolio, US Broad Portfolio and Macro Opportunities Teams. From 2002–2004, he served as a member of the Treasury Borrowing Advisory Committee. Leech is a graduate of the University of Pennsylvania’s Wharton School. In his four years, he received three degrees: a BA, a BS and an MBA, graduating summa cum laude. Leech has served as a portfolio manager for the Fund since February 2022.

Annabel Rudebeck— Annabel Rudebeck is the Head of Non-US Credit at Western and serves as a member of the firm’s Global Investment Strategy Committee. Prior to joining the firm in 2016, Rudebeck was the head of global investment-grade credit at Rogge Global Partners and a credit research associate at JP Morgan Securities. Rudebeck is a graduate of the University of Cambridge and holds an MA in economics. Rudebeck has served as a portfolio manager of the Fund since February 2022.

Please retain this supplement for future reference.

2

SUPPLEMENT DATED FEBRUARY 1, 2022

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 31, 2021

AS AMENDED ON JANUARY 5, 2022

OF

MORNINGSTAR FUNDS TRUST

(THE “TRUST”)

Morningstar Global Income Fund

(the “Fund”)

This supplement provides additional information to the Funds’ Statement of Additional Information (“SAI”) dated August 31, 2021, as amended on January 5, 2022, and should be read in conjunction with such SAI.

Addition of Western Asset Management Company, LLC as Subadviser to the Morningstar Global Income Fund

I.	To reflect the addition of Western Asset Management Company, LLC as a subadviser to the Morningstar Global Income Fund, the following revisions and/or additions are being made to the SAI for the Fund:

1.	The following information is added under the “The Funds’ Investment Team—The Subadvisers—Morningstar Global Income Fund” heading in the SAI, after the information for the Fund’s other subadviser:

Western Asset Management Company, LLC (Western) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Western operates as a group of coordinated sister companies located in various jurisdictions, and the Firm is headquartered in Pasadena, California. Western is a wholly-owned subsidiary of Legg Mason, Inc. On July 31, 2020, Franklin Resources, Inc. (Franklin Resources) acquired Legg Mason, Inc. in an all-cash transaction. As a result of the transaction, Western is now an indirect, wholly-owned subsidiary of Franklin Resources, a publicly traded company. For its services as subadviser to its portion of the Fund’s assets, Western is entitled to receive a fee from the adviser.

2.

The information under the “The Funds’ Investment Team—Portfolio Managers—Other Accounts Managed by Portfolio Managers” heading in the SAI is hereby amended by inserting the following information under the last line of the “Western” table in order to add the following portfolio managers:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

Firm and Portfolio Manager(s)	Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles	Other Accounts
Western
Michael C. Buchanan, CFA	32 $21.87 billion	80 $28.83 billion	169 $78.96 billion	0 $0	8 $1.67 billion	8 $5.34 billion
Gordon S. Brown	2 $583 million	28 $8.26 billion	45 $20.05 billion	0 $0	2 $253 million	5 $3.65 billion
S. Kenneth Leech	92 $180.18 billion	337 $87.48 billion	584 $224.24 billion	23 $3.01 billion	0 $0	22 $16.33 billion
Annabel Rudebeck	8 $7.35 billion	27 $6.38 billion	25 $8.46 billion	0 $0	0 $0	2 $1.37 billion

3.	The information under the “The Funds’ Investment Team—Material Conflicts of Interest—Western” heading in the SAI is hereby removed and replaced with the following:

Western

Western serves as a subadviser to the Morningstar Total Return Bond Fund and the Morningstar Global Income Fund. The investment personnel involved with the management of the Fund are also involved in management of other Western accounts with similar mandates, some of which may involve performance fees.

Western has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios arising out of its business as an investment adviser. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through the Firm’s compliance monitoring program.

Western may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SOC 1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

4.	The information under the “The Funds’ Investment Team—Compensation Structure and Methods—Western” heading in the SAI is hereby removed and replaced with the following:

Western

At Western, one compensation methodology covers all employees, including investment professionals. Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in November.

The firm’s compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation range for each position within Western is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Furthermore, the incentive bonus makes up the variable component of total compensation. Additional details regarding the incentive bonus are below:

•

Each employee participates in the annual review process in which a formal performance review is conducted at the end of the year and also a mid-year review is conducted halfway through the fiscal year.

•

The incentive bonus is based on one’s individual contributions to the success of one’s team performance and the firm. The overall success of the firm will determine the amount of funds available to distribute for all incentive bonuses.

•	Incentive compensation is the primary focus of management decisions when determining total compensation, as base salaries are purely targeting to pay a competitive rate for the role.

•

Western offers long-term incentives (in the form of a deferred cash plan) as part of the discretionary bonus for eligible employees. The eligibility requirements are discretionary and the plan participants include all investment professionals, sales and relationship management professionals and senior managers. The purpose of the plan is to retain key employees by allowing them to participate in the plans where the awards are deferred and can be invested into a variety of Western funds until the vesting date. These contributions plus the investment gains are paid to the employee if he/she remains employed and in good standing with Western until the discretionary contributions become vested. Discretionary contributions made to the plan will be placed in a special trust that restricts management’s use of and access to the money.

For portfolio managers, the formal review process also includes the use of a balanced scorecard to measure performance. The balanced scorecard includes one-, three-, and five-year investment performance, monitoring of risk, (portfolio dispersion and tracking error), client support activities, adherence to client portfolio objectives and guidelines, and certain financial measures (AUM and revenue trends). In reviewing investment performance, one-, three-, and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by the review process.

Please retain this supplement for future reference.